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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 3, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                      001-15603                   22-2906892
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)



            2950 North Loop West, 7th Floor
                   Houston, Texas                       77092
       (Address of Principal Executive Offices)       (Zip Code)



       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Press Release, dated November 3, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         NATCO Group Inc. held a conference call on its third quarter earnings on November 4, 2003. Interested parties will be able to access the call by visiting our website at: www.natcogroup.com.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On November 3, 2003, NATCO Group Inc. issued a press release announcing its operating results for the third quarter of 2003. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

                  In accordance with Regulation G, we have presented within this press release certain non-GAAP financial measures that are clearly identified and reconciled to the most directly comparable financial measure in tabular form, and have provided a statement from our management disclosing the purpose of using these non-GAAP financial measures.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 4, 2003

                                               NATCO Group Inc.


                                               By:   /s/ Richard W. FitzGerald
                                                   -----------------------------
                                                     Richard W. FitzGerald
                                                     Senior Vice President and
                                                     Chief Financial Officer

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                                 EXHIBIT INDEX



      EXHIBIT NO.                 DESCRIPTION
      -----------                 -----------

         99.1         Press Release, dated November 3, 2003